QUEST FOR VALUE
DUAL PURPOSE
FUND, INC.

One World Financial
Center
New York, NY 10281
1-800-600-5487


QUEST FOR VALUE
DUAL PURPOSE
FUND, INC.                               FEBRUARY 15, 1996

DEAR SHAREHOLDER:

In 1995, a favorable year for investors, the Dual Purpose
Fund provided a 29.3% total return on its portfolio, compared with the 37.6% return of the Standard & Poor's
500 Index including dividends (S&P 500). The Fund's holdings of common stocks significantly outperformed the S&P 500. However, this was offset to some degree by our use of hedging techniques in a rising market and by losses on two yield-oriented investments. The Fund had a negative total return of 0.1% on its portfolio in the fourth quarter.

The Fund has a superior long-term performance record.
Since its inception on February 13, 1987, it has generated a compound annual total return of 15.7% on its portfolio, exceeding the 12.7% return of the S&P 500.

The Fund is a closed-end investment company with an equal number of Capital Shares and Income Shares. Capital Shares receive all the capital appreciation and absorb any losses from the Fund's entire portfolio, while Income Shares receive all net income. Both classes of shares performed well in 1995, delivering market returns that exceeded their respective benchmarks-- the S&P 500 Index in the case of the Capital Shares and the 10-year Treasury security maturing in February 1997 in the case of the Income Shares.

CHANGE OF PORTFOLIO MANAGER

As discussed in our third quarter report, Jeffrey C.
Whittington, who managed the Fund from mid-1988 to mid-1991, returned as portfolio manager on January 1, 1996. He is a Senior Vice President and senior equity portfolio manager at Oppenheimer Capital, parent of OpCap
Advisors, formerly Quest for Value Advisors, investment adviser to the Fund.


PORTFOLIO ACTIVITY

The Dual Purpose Fund invests in a diversified portfolio of securities intended to generate both capital appreciation and income. As of December 31, 1995, the Fund's assets were allocated 81% to common stocks, 12% to convertible securities, 9% to bonds and preferred stock, and 3% to cash and equivalents, with 5% in other net liabilities. We increased the Fund's holdings of common stocks in the fourth quarter and reduced its cash position.

The Fund's results in the year were driven primarily by its major equity holdings, which continued to perform extremely well. The common stocks in the Fund's portfolio produced a total return of 47.5%, easily exceeding the 37.6% return for the S&P 500. We achieved these results without any significant investments in technology stocks.
In the fourth quarter, the Fund's equity holdings had a total return of 4.6%, compared with 6.0% for the S&P 500.
Many of the Fund's largest holdings, including Federal
Home Loan Mortgage Corp. (Freddie Mac) and McDonnell
Douglas Corp., rose sharply in 1995, reaching new highs in the fourth quarter. The Fund's five largest equity positions as of December 31, 1995, were Freeport McMoRan
Copper & Gold (Class A and B), Philip Morris Companies,
Inc., Mid Ocean Ltd., Federal Home Loan Mortgage Corp.
(Freddie Mac) and McDonnell Douglas Corp.

During the fourth quarter, we established major new positions in the common stocks of UST, Inc., and Varity
Corp. and increased our investments in such stocks as EXEL
Ltd., Mid Ocean Ltd., Philip Morris Companies, Inc. and
Progressive Corp., Ohio. Equity positions that were eliminated during the quarter included American Express
Co., Champion International Corp., Sprint Corp. and Tenet
Healthcare Corp.

Starting in the 1995 first quarter, we made extensive use of hedging techniques to control risk at a time of high market valuations. By the end of the third quarter, 29.8% of the Fund's common stock holdings were hedged through the sale of Standard & Poor's 500 Index futures. While the use of hedging reduced risk, it dampened the Fund's returns in a rising market. We eliminated all hedges by the end of the year.

In both the fourth quarter and the year, the Fund had a negative return on the fixed-income and preferred stock segment of its portfolio due to a $20.7 million realized and unrealized loss in the quarter on its holdings of Harrah's Jazz Co. first mortgage notes.

In addition, our small position in convertible preferred stock had a negative return in the quarter and the year due to the poor performance of Flagstar Cos.,

Inc., convertible preferred. The other equity-related segment of the portfolio, our position in convertible bonds, provided a positive total return of 5.0% in the fourth quarter and 31.5% in the year. The Fund's investments in bonds and convertible securities are intended to generate income as well as provide potential for appreciation.

CAPITAL SHARES

The Capital Shares are intended for investors seeking capital appreciation, leverage and professional management at no cost (the management fees and expenses of the Fund are paid out of current income by the Income Shareholders).

The net asset value (NAV) of the Capital Shares declined 1.2% in the fourth quarter and advanced 36.7% in the year (adjusted for distributions and for federal taxes paid on net realized long-term capital gains retained by the
Fund). The fourth quarter loss on the Harrah's Jazz Co. first mortgage notes equaled 4.7% of the value of the Capital Shares.

The Capital Shares tend to exaggerate the performance of the total portfolio, up or down, because of their leverage. At December 31, 1995, the Capital Shares had an NAV of $33.65 each and were entitled to the capital appreciation or depreciation on the entire net assets of the Fund, equal to $45.28 per Capital Share--thereby magnifying changes in value, up or down, of the Fund's portfolio by approximately 1.3 times.

The Capital Shares have provided returns well in excess of the S&P 500 over extended periods. From the Fund's inception on February 13, 1987 through December 31, 1995, they provided a compound annual pretax return of 18.2% (based on the NAV, after adjustment for distributions and for federal taxes paid on net realized long-term capital gains retained by the Fund), far outpacing the 12.7% return of the S&P 500. This strong performance reflects a combination of above-average investment returns and the impact of leverage.

The market price of the Capital Shares rose 3.7% in the 1995 fourth quarter and 45.6% in the year, adjusted for distributions and for federal taxes paid on net realized long-term capital gains retained by the Fund. As of December 31, 1995, the Capital Shares were priced at $31.875 per share on the New York Stock Exchange, a 5.3% discount from NAV. The Capital Shares will be redeemable at their full NAV and any remaining discount will automatically disappear after January 31, 1997, when the Fund will either liquidate or, following a vote of shareholders, convert to an open-end fund.

INCOME SHARES

The Income Shares are intended for investors seeking high current income and relative safety of principal. They provided a total return (dividends paid and change in market price assuming the reinvestment of dividends) of 2.2% in the fourth quarter, exceeding the 2.0% total return of a 10-year Treasury security maturing in February 1997. The total return of the Income Shares was 10.9% for the year, surpassing the Treasury security's 10.1% return. From inception on February 13, 1987 through December 31, 1995, the compound annual total return on the Income Shares was 10.6% at market, assuming reinvestment of dividends, well above the 7.9% compound return for a 10-year Treasury security maturing in February 1997.


The Fund paid regular monthly dividends of $.10 per Income Share throughout 1995, plus extras of $.19 per share, for total payments of $1.39 per Income Share. This compared with total payments of $1.34 per Income Share in 1994.

The Income Shares had a market price of $12.00 each at December 31, 1995. They are scheduled to be redeemed on January 31, 1997 at $11.60 per share plus all accumulated and unpaid income. That income will consist primarily of income earned by the Fund in January 1997, since the Fund will declare a dividend in December 1996 which will include almost all of the income, if any, earned but not previously paid through year-end 1996.

OUTLOOK

In 1995, prices of stocks rose sharply in an environment of declining interest rates, low inflation, strong corporate profits and slow economic growth. Although we are always cautious about making forecasts, recognizing that the stock market is by nature unpredictable, we think the probabilities favor modest gains in 1996. Earnings disappointments may become more prevalent after five years of growth and expanding profit margins. We expect S&P 500 earnings to be relatively flat, compared to an increase of about 15% in 1995, making stock selection even more important. Even the long-term positive of a cut in the capital gains tax could be a short-term negative if it triggers selling postponed into 1996. However, we do not foresee the ingredients for a major bear market, especially if inflation and short-term rates move lower, as now appears likely. In fact, a sharp drop in short rates could unlock the large amounts of assets in money market mutual funds, time deposits and certificates of deposit and actually accelerate inflows into mutual funds.

We remain dedicated to preserving capital and generating favorable returns by investing in undervalued quality securities, regardless of the market's overall direction. The valuations of the companies owned by the Fund look reasonable and we are still able to find attractively priced stocks, although doing so is more difficult than it was a year ago.

As usual, a challenging year lies ahead. Thank you for investing with us at Quest for Value. We will continue to work hard to serve your investment needs.

                                             Sincerely,

                                             /s/ Joseph M. La Motta
                                             Joseph M. La Motta
                                             President

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

 PRINCIPAL
   AMOUNT                                          VALUE
------------                                    ------------
              REPURCHASE
              AGREEMENT--2.6%
$ 21,386,000  Lehman Brothers 5.87%, 1/02/96,
                (dated 12/29/95, proceeds at
                maturity: $21,399,948,
                collateralized by $21,245,000
                par, $21,814,366 value, U.S.
                Treasury Notes, 5.50%,
                7/31/97)
                (cost--$21,386,000)...........  $ 21,386,000
                                                ------------
              CORPORATE NOTES AND BONDS--7.9%
              Casinos/Gaming--6.2%
$ 23,500,000  Harrah's Jazz Co.
                First Mortgage Notes
                14.25%, 11/15/01 (A)..........  $  6,462,500
  19,000,000  Trump Holdings & Funding
                Sr. Sub. Notes
                15.50%, 6/15/05...............    20,330,000
  23,000,000  Trump Plaza Funding
                First Mortgage Notes
                10.875%, 6/15/01..............    23,805,000
                                                ------------
                                                  50,597,500
                                                ------------
              Oil/Gas--1.7%
  16,000,000  Triton Energy Corp.
                Sr. Sub. Disc. Notes
                Zero Coupon, 11/01/97.........    13,800,000
                                                ------------
              Total Corporate Notes and Bonds
                (cost--$77,477,062)...........  $ 64,397,500
                                                ------------
              CONVERTIBLE CORPORATE
              NOTES AND BONDS--10.3%
              Airlines--5.3%
$ 41,500,000  AMR Corp.
                Conv. Sub. Deb.
                6.125%, 11/01/24..............  $ 42,848,750
                                                ------------
              Oil/Gas--2.7%
  12,970,545  Crusader Limited
                Conv. Sub. Notes
                6.00%, 2/14/04 (B)............    21,947,459

                                                ------------
              Real Estate--2.3%
  18,987,680  Security Capital Realty, Inc.
                Conv. Sub. Deb.
                12.00%, 6/30/14 (B)...........    18,987,680
                                                ------------
              Total Convertible Corporate
                Notes and Bonds
                (cost--$70,134,334)...........  $ 83,783,889
                                                ------------

   SHARES                                          VALUE
------------                                    ------------

              PREFERRED STOCK--1.2%
              Entertainment
     310,000  Time Warner Financing Trust
                $1.24 Pfd.
                (cost--$9,652,620)............  $  9,687,500
                                                ------------

              CONVERTIBLE PREFERRED
              STOCK--1.6%
              Tobacco/Beverages/Food Products
   1,242,200  Flagstar Companies, Inc.
                $2.25 Conv. Exch. Pfd.
                (cost--$28,467,145)...........  $ 12,887,825
                                                ------------

              COMMON STOCKS--81.3%
              Aerospace--5.1%
     450,000  McDonnell Douglas Corp. ........  $ 41,400,000
                                                ------------
              Automotive--4.2%
     917,600  Varity Corp.*...................    34,065,900
                                                ------------
              Banking--4.1%
     500,000  Citicorp........................    33,625,000
                                                ------------
              Casinos/Gaming--1.1%
     400,000  Trump Hotels & Casino Resorts,
                Inc.*.........................     8,600,000
                                                ------------
              Chemicals--3.5%
     500,000  Hercules, Inc...................    28,187,500
                                                ------------
              Electronics--5.6%
     500,000  Arrow Electronics, Inc.*........    21,562,500
     714,700  UCAR International, Inc.*.......    24,121,125
                                                ------------
                                                  45,683,625
                                                ------------

              Insurance--20.7%
     500,000  AFLAC, Inc. ....................    21,687,500
     656,000  EXEL Limited....................    40,016,000
      50,500  GCR Holdings, Limited*..........     1,136,250
   1,150,000  Mid Ocean Limited...............    42,693,750
     550,000  Progressive Corp., Ohio.........    26,881,250
     500,000  Transamerica Corp. .............    36,437,500
                                                ------------
                                                 168,852,250
                                                ------------
              Metals/Mining--5.8%
              Freeport McMoRan, Copper
                & Gold
     646,250  (Class A).......................    18,095,000
   1,052,601  (Class B).......................    29,604,403
                                                ------------
                                                  47,699,403
                                                ------------

   SHARES                                          VALUE
------------                                    ------------

              Miscellaneous Financial
              Services--10.3%
     500,000  Countrywide Credit Industries,
                Inc. .........................  $ 10,875,000
     500,000  Federal Home Loan Mortgage
                Corp. ........................    41,750,000
     500,000  Travelers Group, Inc. ..........    31,437,500
                                                ------------
                                                  84,062,500
                                                ------------
              Oil/Gas--3.5%
     500,000  Triton Energy Corp.*............    28,687,500
                                                ------------
              Real Estate--2.6%
      24,346  Security Capital Realty, Inc.
                (B)...........................    21,473,235
                                                ------------
              Telecommunications--4.3%
   1,000,000  WorldCom, Inc.*.................    35,250,000
                                                ------------
   SHARES                                          VALUE
------------                                    ------------

              Tobacco/Beverages/Food
              Products--10.5%

     500,000  Philip Morris Companies, Inc....  $ 45,250,000
   1,210,000  UST, Inc. ......................    40,383,750
                                                ------------
                                                  85,633,750
                                                ------------
              Total Common Stocks
                (cost--$454,534,706)..........  $663,220,663
                                                ------------

TOTAL INVESTMENTS
  (cost--$661,651,867)................. 104.9%  $855,363,377
Other Liabilities in Excess of
  Other Assets.........................  (4.9)   (40,184,651)
                                        -----   ------------

TOTAL NET ASSETS....................... 100.0%  $815,178,726
                                        -----   ------------
                                        -----   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
 * Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS:

(A) Harrah's Jazz Co. filed for bankruptcy protection under Chapter 11 on November 22, 1995.
(B) Restricted Securities (The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.):

                                        DATE OF          PAR                  AVERAGE    FAIR VALUE AS OF
            DESCRIPTION               ACQUISITION      AMOUNT       SHARES     COST      DECEMBER 31, 1995
-----------------------------------   -----------    -----------    ------    -------    -----------------
Crusader Limited 6.00%, 2/14/04....     4/28/94      $12,970,545      --      $  100          $   169
Security Capital Realty, Inc.
  12.00%, 6/30/14..................     6/16/94       18,987,680      --          94              100
Security Capital Realty, Inc.
  Common Stock.....................     8/02/93          --         24,346       699              882

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

                                  ASSETS
Investments, at value
   (cost--$661,651,867).................     $855,363,377

Cash....................................              899
Dividends and interest receivable.......        4,236,422
Income tax receivable...................          119,890
Prepaid expenses and other assets.......            9,136
                                             ------------
  Total assets..........................                       $859,729,724

                                LIABILITIES
Long-term capital gains tax payable.....     $ 28,118,490
Payable for investments purchased.......       12,389,971
Dividends payable to Income
   Shareholders.........................        3,420,817
Investment advisory fees payable........          397,530
Administration fees payable.............           71,013
Other payables and accrued expenses.....          153,177
                                             ------------
  Total liabilities.....................                         44,550,998
                                                               ------------

                                NET ASSETS
                          (Shareholders' Equity)

Net assets applicable to 18,004,302
   Income Shares outstanding of
   $.01 par value.......................     $209,375,830
Net assets applicable to 18,004,302
   Capital Shares outstanding of
   $.01 par value.......................      605,802,896
                                             ------------
  Total Net Assets......................                       $815,178,726
                                                               ------------
                                                               ------------


                                                INCOME           CAPITAL
                                                SHARES            SHARES
                                             ------------      ------------
Net asset value per share...............        $11.63            $33.65
                                                ------            ------
                                                ------            ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME:
   Interest.............................     $ 17,427,955
   Dividends............................       13,325,782
                                             ------------
      Total investment income...........                       $ 30,753,737

OPERATING EXPENSES:
   Investment advisory fees (note 2a)...     $  4,418,791
   Administration fees (note 2b)........          783,758
   Reports and notices to
     shareholders.......................          166,215
   Custodian fees.......................           77,827
   Transfer and dividend disbursing
     agent fees.........................           61,478
   Auditing, consulting and tax return
     preparation fees...................           60,888
   Exchange fees........................           40,844
   Directors' fees and expenses.........           37,250
   Legal fees...........................           11,450
   Miscellaneous........................           50,764
                                             ------------
      Total operating expenses..........                          5,709,265
                                                               ------------
      Net investment income.............                         25,044,472
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, OPTIONS AND
   FUTURES--NET:
   Net realized gain on investments.....     $113,381,309
   Net realized loss on written option
     transactions (note 1d).............         (455,494)
   Net realized loss on futures
     transactions (note 1e).............      (36,967,565)
                                             ------------
      Net realized gain on investments,
       options and futures
       transactions.....................                       $ 75,958,250
   Net change in unrealized appreciation
     (depreciation) on investments,
     options and futures................                         94,400,856
                                                               ------------
   Net realized gain and change in
     unrealized appreciation
     (depreciation) on investments,
     options and futures transactions
     before provision for corporate
     income taxes on long-term capital
     gains retained.....................                        170,359,106
   Provision for corporate income taxes
     (including $261,305 for state and
     local taxes) on long-term capital
     gains retained (note 1b)...........                        (28,346,378)
                                                               ------------

   Net realized gain and change in
     unrealized appreciation
     (depreciation) on investments,
     options and futures transactions
     after provision for corporate
     income taxes on long-term capital
     gains retained.....................                        142,012,728
                                                               ------------
   Net increase in net assets resulting
     from operations....................                       $167,057,200
                                                               ------------
                                                               ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                YEAR ENDED DECEMBER 31,
                                             ------------------------------
                                                 1995              1994
                                             ------------      ------------
Net investment income...................     $ 25,044,472      $ 24,415,397
Net realized gain on investments,
   options and futures transactions.....       75,958,250        36,436,200
Net change in unrealized appreciation
   (depreciation) on investments,
   options and futures..................       94,400,856       (43,370,555)
Provision for income taxes on capital
   gains retained (note 1b).............      (28,346,378)       (9,497,588)
                                             ------------      ------------
   Net increase in net assets resulting
     from operations....................      167,057,200         7,983,454
Dividends to Income Shareholders
   ($1.39 and $1.335 per share,
   respectively)........................      (25,025,980)      (24,035,669)
Distributions to Capital Shareholders
   ($.033 and $.389 per share,
   respectively)........................         (594,142)       (7,009,075)
                                             ------------      ------------
   Total increase (decrease) in net
     assets.............................      141,437,078       (23,061,290)
Net Assets:
   Beginning of year....................      673,741,648       696,802,938
                                             ------------      ------------
   End of year (including undistributed
     net investment income of $517,907
     and $499,415, respectively)........     $815,178,726      $673,741,648

                                             ------------      ------------
                                             ------------      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
          STATEMENT OF CHANGES IN UNDISTRIBUTED NET INVESTMENT INCOME,
                     REALIZED AND UNREALIZED GAINS (LOSSES)

                                               YEAR ENDED DECEMBER 31,
                                            ------------------------------
                                                1995              1994
                                            ------------      ------------
Net investment income available for
   distribution:
   Balance, beginning of year...........    $    499,415      $    119,687
   Net investment income................      25,044,472        24,415,397
   Dividends to Income Shareholders
     ($1.39 and $1.335 per share,
     respectively)......................     (25,025,980)      (24,035,669)
                                            ------------      ------------
      Balance, end of year..............    $    517,907      $    499,415
                                            ------------      ------------
                                            ------------      ------------

Accumulated net realized gains:
   Balance, beginning of year...........    $156,215,731      $136,286,194
   Net realized gain on investments,
     options and futures transactions...      75,958,250        36,436,200
   Provision for income taxes on
     long-term capital gains retained
     (note 1b)..........................     (28,346,378)       (9,497,588)
   Distributions to Capital Shareholders
     ($.033 and $.389 per share,
     respectively)......................        (594,142)       (7,009,075)
                                            ------------      ------------
      Balance, end of year..............    $203,233,461      $156,215,731
                                            ------------      ------------
                                            ------------      ------------

Net unrealized appreciation
   (depreciation) on investments,
   options and futures:
  Balance, beginning of year............    $ 99,310,654      $142,681,209
  Net change in unrealized appreciation
     (depreciation) on investments,
     options and futures................      94,400,856       (43,370,555)

                                            ------------      ------------
     Balance, end of year...............    $193,711,510      $ 99,310,654
                                            ------------      ------------
                                            ------------      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

    (1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Dual Purpose Fund, Inc. (the 'Fund') is a diversified, closed-end, 'dual-purpose' investment company. The Fund commenced investment operations on February 13, 1987. OpCap Advisors (the 'Adviser') (formerly Quest for Value Advisors), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Fund's investment adviser. Oppenheimer Capital (the 'Administrator') serves as the Fund's administrator. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

    (B) FEDERAL INCOME TAXES

    It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable ordinary income to its shareholders; accordingly, no Federal income tax provision is required. Net realized long-term capital gains, if any, on security transactions are retained and applicable taxes thereon will be accrued at the end of the Fund's fiscal year.

    (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

    Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities.


    (D) OPTION ACCOUNTING POLICIES

    When the Fund writes a call or put option, the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent amount is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last asked price. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

    When the Fund purchases a put option, it pays a premium and an amount equal to the premium is recorded as an investment. The option is subsequently marked-to-market to reflect its current market value. The Fund, as purchaser of an option, has control over whether the option is exercised. If an option expires, the Fund realizes a loss in the amount of the premium paid. If an option is exercised, the premium paid is an adjustment to the proceeds from the sale in determining whether the Fund has realized a gain or loss. The difference between the premium paid and the amount received on effecting a

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

closing sale transaction is the realized gain or loss. The Fund, as a purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

    (E) FUTURES ACCOUNTING POLICIES

    A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum 'initial margin' requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contracts. Such receipts or payments are known as 'variation margin,' and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed and reverses any unrealized appreciation or depreciation previously recorded.

    (F) REPURCHASE AGREEMENTS


    The Fund enters into repurchase agreements as part of its investment program. The Fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (G) DIVIDENDS AND DISTRIBUTIONS

    The Fund distributes its net investment income to holders of the Income Shares at a fixed monthly rate (currently $.10 a share) with any excess net investment income distributed on a quarterly basis. Income Shares are entitled to cumulative dividends in an amount equivalent to net investment income with a minimum annual rate of $.875 per share.

    To the extent that any such minimum cumulative dividend cannot be satisfied from net investment income, it will be paid from any tax basis net realized short-term or long-term capital gains. Capital Shares will not be entitled to receive dividends from net investment income as long as Income Shares are outstanding.

    The Fund declared dividends of $1.39 per Income Share during the year ended December 31, 1995. To the extent not needed to pay the Income Shares' minimum cumulative dividends, distributions from tax basis net realized short-term capital gains, if any, may be paid to holders of the Capital Shares. The Fund will not distribute tax basis net realized long-term capital gains except to the limited extent described previously. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    On January 31, 1997 Income Shares will be redeemed at $11.60 per share, plus accumulated and unpaid dividends. Should assets be insufficient to redeem the Income Shares at such amount, total net assets of the Fund would be distributed to Income Shareholders on a pro-rata basis.

    (2) INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (a) The investment advisory fee is payable monthly to the Adviser and is computed on the average weekly net assets of the Fund as of the close of business each week at the following annual rates: .75% on the first $200 million; and .50% on net assets in excess of $200 million.

    (b) The administration fee is payable monthly to the Administrator and is computed on the average weekly net assets of the Fund as of the close of business each week at the annual rate of .10%.

    (c) Total brokerage commissions paid by the Fund during the year ended December 31, 1995 amounted to $1,051,545 of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $267,394.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

    (3) PURCHASES AND SALES OF SECURITIES

    During the year ended December 31, 1995, purchases and sales of investment securities, other than short-term securities and options, aggregated $539,664,845 and $580,397,470, respectively.

    The following table summarizes activity in written option contracts during the year ended December 31, 1995:

                                           CONTRACTS     PREMIUMS
                                           ---------    ----------
Option contracts written: Outstanding at
  beginning of year.....................      1,870     $  997,917
  Options written.......................     10,230      4,042,928
  Options terminated in closing purchase
    transactions........................     (3,782)    (1,496,899)
  Options exercised.....................     (8,318)    (3,543,946)
                                           ---------    ----------
Option contracts written: Outstanding at
  end of year...........................          0     $        0
                                           ---------    ----------
                                           ---------    ----------

    (4) FEDERAL INCOME TAXES

    (A) COST OF INVESTMENTS

    At December 31, 1995, the cost of investments for Federal income tax purposes was $666,075,195. Aggregate gross unrealized appreciation (all securities in which there is an excess of value over tax cost) amounted to $221,032,733 and aggregate gross unrealized depreciation (all securities in which there is an excess of tax cost over value) amounted to $31,744,551, resulting in net unrealized appreciation of $189,288,182.

    (B) LONG-TERM CAPITAL GAINS

    For the year ended December 31, 1995, the Fund retained net tax basis realized long-term capital gains of $80,243,065 and accrued Federal income taxes of $28,085,073.

    (5) CAPITAL STOCK

    The Fund is authorized to issue 20 million Capital Shares and 20 million Income Shares at $.01 par value, respectively. Each class of shares has 18,004,302 shares issued and outstanding, representing $180,043 at par and

$208,677,881 paid-in-surplus.

    (6) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)




                                                                                                   REALIZED AND UNREALIZED
                                                                                                 GAIN (LOSS) ON INVESTMENTS,
                                                                          NET                     OPTIONS AND FUTURES - NET
                                        INVESTMENT                    INVESTMENT                 (AFTER PROVISION FOR INCOME
                                          INCOME                        INCOME                              TAXES)
                                  -----------------------       -----------------------        ------------------------------
                                                     PER                           PER                               PER
        QUARTER ENDED                TOTAL          SHARE          TOTAL          SHARE             TOTAL           SHARE
------------------------------    -----------       -----       -----------       -----          ------------       ------
March 31, 1995................    $ 7,638,860       $0.43       $ 6,365,976       $0.35           $ 57,584,502       $ 3.20
June 30, 1995.................      7,777,455        0.43         6,387,012        0.36             60,006,065         3.33
September 30, 1995............      6,404,802        0.35         4,899,611        0.27             60,450,460         3.36
December 31, 1995.............      8,932,620        0.50         7,391,873        0.41            (36,028,299)       (2.00)
                                  -----------       -----       -----------       -----           ------------       ------
                                  $30,753,737       $1.71       $25,044,472       $1.39           $142,012,728       $ 7.89
                                  -----------       -----       -----------       -----           ------------       ------
                                  -----------       -----       -----------       -----           ------------       ------
March 31, 1994................    $ 6,654,116       $0.37       $ 5,372,817       $0.30           $ (7,528,343)      $(0.42)
June 30, 1994.................      7,076,495        0.39         5,781,334        0.32              8,230,557         0.46
September 30, 1994............      6,969,837        0.39         5,643,562        0.32             10,890,082         0.61
December 31, 1994.............      8,916,723        0.50         7,617,684        0.42            (28,024,239)       (1.56)
                                  -----------       -----       -----------       -----           ------------       ------
                                  $29,617,171       $1.65       $24,415,397       $1.36           $(16,431,943)      $(0.91)
                                  -----------       -----       -----------       -----           ------------       ------
                                  -----------       -----       -----------       -----           ------------       ------


                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

    (7) FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

    During the year ended December 31, 1995, the Fund made use of special investment techniques. These techniques are option 'overwriting' and 'dynamic hedging'.

    Option overwriting involves the writing of call options on stock held by the Fund for the purpose of generating incremental revenues on its portfolio and to partially protect against portfolio losses. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security on which the option is written increases and the option is exercised.

Written options involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. If written options are traded through a regulated exchange, the counterparty risk is generally eliminated since the exchange interposes itself into the transaction. If, however, the written options are traded in the over-the-counter markets, counterparty credit risk can exist. At December 31, 1995, the Fund had no written options outstanding.

    Dynamic hedging is an attempt to protect against declines in the market value of its portfolio through the sale of stock index futures. It's purpose is to achieve a pre-specified level of downside protection while at the same time retaining exposure to the upside potential of the portfolio. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts and the underlying hedged securities. At December 31, 1995, the Fund had no open futures contracts.

    (8) SUBSEQUENT EVENTS

    On January 5, 1996, a dividend of $.10 per share or approximately $1,800,430 was declared to Income Shareholders payable January 31, 1996 to shareholders of record on January 18, 1996.

    On February 5, 1996, a dividend of $.10 per share or approximately $1,800,430 was declared to Income Shareholders payable February 29, 1996 to shareholders of record on February 15, 1996.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------
                                               1995            1994            1993            1992            1991
                                           ------------    ------------    ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Income Shares:
   Net Asset Value, Beginning of Year...   $      11.63    $      11.61    $      11.61    $      11.60    $      11.60
   Net investment income................           1.39            1.36            1.30            1.35            1.37
   Dividends to Income Shareholders.....          (1.39)          (1.34)          (1.30)          (1.34)          (1.37)
                                           ------------    ------------    ------------    ------------    ------------
   Net Asset Value, End of Year.........   $      11.63    $      11.63    $      11.61    $      11.61    $      11.60
                                           ------------    ------------    ------------    ------------    ------------
                                           ------------    ------------    ------------    ------------    ------------
   Market Value, End of Year............   $     12.000    $     12.125    $      13.25    $      13.00    $     13.375
                                           ------------    ------------    ------------    ------------    ------------
                                           ------------    ------------    ------------    ------------    ------------
   Total Investment Return (1)..........           10.9%            1.8%           12.3%            7.4%           15.0%
                                           ------------    ------------    ------------    ------------    ------------
                                           ------------    ------------    ------------    ------------    ------------

Capital Shares:
   Net Asset Value, Beginning of Year...   $      25.79    $      27.09    $      26.29    $      22.59    $      16.43
   Net realized and unrealized gain
     (loss) on investments, options and
     futures transactions...............           9.46           (0.38)           2.45            6.09            6.77
   Provision for corporate income taxes
     on net realized long-term capital
     gains..............................          (1.57)          (0.53)          (1.43)          (1.10)          (0.60)
   Distributions to Capital
     Shareholders.......................          (0.03)          (0.39)          (0.22)          (1.29)          (0.01)
                                           ------------    ------------    ------------    ------------    ------------
   Net Asset Value, End of Year.........   $      33.65    $      25.79    $      27.09    $      26.29    $      22.59
                                           ------------    ------------    ------------    ------------    ------------
                                           ------------    ------------    ------------    ------------    ------------
   Market Value, End of Year............   $     31.875    $      23.00    $      23.75    $      23.00    $     17.625
                                           ------------    ------------    ------------    ------------    ------------
                                           ------------    ------------    ------------    ------------    ------------
   Total Investment Return (2)..........           45.6%            0.9%           10.5%           44.6%           52.1%
                                           ------------    ------------    ------------    ------------    ------------
                                           ------------    ------------    ------------    ------------    ------------

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year..............   $815,178,726    $673,741,648    $696,802,938    $682,373,943    $615,726,914
                                           ------------    ------------    ------------    ------------    ------------
   Ratio of Operating Expenses to
     Average Net Assets.................           0.73%(3)        0.74%           0.74%           0.74%           0.77%
                                           ------------    ------------    ------------    ------------    ------------

   Ratio of Net Investment Income to
     Average Net Assets.................           3.20%(3)        3.47%           3.29%           3.61%           4.39%
                                           ------------    ------------    ------------    ------------    ------------
   Portfolio Turnover Rate..............             72%             45%             51%             45%             62%
                                           ------------    ------------    ------------    ------------    ------------
   Number of each class of Income and
     Capital Shares outstanding at the
     end of year........................     18,004,302      18,004,302      18,004,302      18,004,302      18,004,302
                                           ------------    ------------    ------------    ------------    ------------
                                           ------------    ------------    ------------    ------------    ------------

(1) Change in market price assuming reinvestment of dividends on payable date (at market).
(2) Change in market price assuming reinvestment of distributions on payable date and federal taxes paid on long-term capital gains on year end (both at market).
(3) Average net assets for the year ended December 31, 1995 were $783,758,140.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Quest for Value Dual Purpose Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of changes in undistributed net investment income, realized and unrealized gains (losses) and the financial highlights present fairly, in all material respects, the financial position of Quest for Value Dual Purpose Fund, Inc. (the 'Fund') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the changes in its undistributed net investment income, realized and unrealized gains (losses) for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

February 23, 1996

                                     ABOUT
                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

    The Quest for Value Dual Purpose Fund, Inc. (the 'Fund') is a closed-end dual-purpose investment company which invests primarily in stocks, convertible securities and corporate notes and bonds. The Fund has two classes of shares:
Capital Shares (NYSE symbol KFV) for those seeking long-term growth of capital; and Income Shares (NYSE symbol KFV Pr.) for those seeking current and long-term growth of income.

    Capital Share investors provided 50% of the Fund's capital at inception in 1987, yet receive all of the portfolio's capital appreciation (depreciation). Income Share investors, on the other hand, initially provided 50% of the Fund's capital, but receive all of the portfolio's net investment income. Consequently, investors in each class of shares have more assets working for their respective investment goals than they have contributed.

    After redemption of the Income Shares on January 31, 1997, at initial net asset value of $11.60, plus any accumulated and unpaid dividends, Capital Shareholders will own all remaining assets. Thereafter, the Fund will either liquidate or submit to the Capital Shareholders a proposal to continue as an open-end investment company (i.e., a mutual fund).

                                SHARE COMPARISON

    The following is a brief summary of certain rights for each class of shares of the Fund.

  CAPITAL SHARES                        INCOME SHARES
o Generally will be entitled to all     o Entitled to all the Fund's Net
  capital appreciation and subject to     Investment Income.
  all depreciation from 100% of the
  assets of the Fund.

--------------------------------------------------------------------------------

o No distributions from Net Investment  o Minimum cumulative dividend of $ .875
  Income as long as Income Shares are     annually.
  outstanding.

--------------------------------------------------------------------------------

o Bear none of the Fund's expenses.     o Potential for growing income stream.
                                          1995 dividends amounted to $1.39.

--------------------------------------------------------------------------------

o NYSE symbol KFV.                      o NYSE symbol KFV Pr.


                           DIVIDEND REINVESTMENT PLAN


    Income Shareholders may participate in the dividend reinvestment plan (the 'Plan') by calling the Plan Agent, State Street Bank and Trust Company at 1-800-426-5523 if the shares are held in your own name. If shares are held in nominee name (in the name of your brokerage firm, bank or other institution), contact your nominee and request that they either participate on your behalf or re-register the shares in your name.

    The Plan, in brief, works like this: On the payable date for a dividend the Plan Agent will pool the dividends payable to participants in the Plan. Shortly thereafter, the plan agent will purchase shares on the open market on behalf of the Plan. When completed, they will allocate the shares to each participant. Each participant will pay the same purchase cost plus a proportionate share of the brokerage commissions. The administrative expenses of the Plan will be paid by the Fund. Participation in the Plan in no way reduces or eliminates tax liability on dividends reinvested. Participants may withdraw from the Plan at any time by contacting the Plan Agent.

                              IMPORTANT TAX NOTES
                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

INCOME SHAREHOLDERS

    In early 1996, shareholders will receive information regarding all dividends declared by the Fund during the calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service. For corporate shareholders only, the amount of dividends paid by the Fund during the calendar year ended December 31, 1995 should be multiplied by 52.8% to arrive at the net amount which is eligible for the dividends received deduction.

CAPITAL SHAREHOLDERS

    Quest for Value Dual Purpose Fund Capital Shares generally receive all net capital gains which are realized from the sale of portfolio securities. The net realized long-term capital gains are retained in the value of the Capital Shares rather than being distributed to shareholders. According to provisions of the Internal Revenue Code, the Fund pays Federal income tax on these net realized long-term capital gains at the corporate capital gains tax rate. The amount of this tax (plus state and local taxes) was deducted from the net asset value of the Capital Shares at the Fund's year end on December 31, 1995.

    As a result of the above actions taken by the Fund, there are three important tax steps which you, as a Capital Shareholder, should take:

(1) You should report on your 1995 income tax return the net long-term capital gains realized by the Fund during the year, as indicated on Form 2439. (line
    1)

(2) You should take credit for the Federal taxes paid by the Fund on these realized gains, as indicated on Form 2439. (line 2)

(3) You should increase the tax cost basis of your Capital Shares by the amount of the after-tax gains. This is the difference between the amount of net capital gains realized and the tax paid on these gains by the Fund (see the table below).

    Federal tax Form 2439, being mailed to you in mid February by the transfer agent, or by March 31, 1996 if your shares are held by a nominee (broker or bank), provides for your account the specific amounts of realized capital gains and corresponding taxes paid as discussed in (1) and (2) above. The form details specific instructions on how to record this information for tax purposes. If your shares are held for you in a nominee registration, and you do not receive tax Form 2439, you should contact your bank or broker to obtain the form. A copy must be filed with your Federal income tax return.

    Tax-exempt shareholders must file Form 990T to receive a refund for the Federal tax paid by the Fund to the Internal Revenue Service (line 2 of Form
2439).

    The table below shows: the amount of net realized capital gains per Capital Share; the Federal taxes paid on your behalf; the Fund's capital gains tax rate; and the amount by which your cost per share should be increased each year since the Fund's inception:

                             1987      1988     1989       1990       1991       1992       1993       1994       1995
Realized long-term
  capital gains retained
  per share..............   $0.4382     --     $0.8956    $1.4547    $1.7367    $3.1298    $3.9578    $1.6045    $4.4569
Federal capital gains
  taxes paid by the Fund
  per share..............   $0.1490     --     $0.3045    $0.4946    $0.5905    $1.0641    $1.3852    $0.5616    $1.5599
Fund's federal tax
  rate...................        34%    --          34%        34%        34%        34%        35%        35%        35%
Net amount by which your
  cost should be
  increased per share....   $0.2892     --     $0.5911    $0.9601    $1.1462    $2.0657    $2.5726    $1.0429    $2.8970

ANNUAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

     The Fund held its annual shareholders meeting on May 18, 1995. At the meeting, income and capital shareholders voted separately on the election of the income and capital share directors, voted together on the election of combined income/capital directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

1. ELECTION OF DIRECTORS (INCOME SHARES VOTING ONLY)


         NOMINEE            VOTES FOR     VOTES AGAINST    WITHHELD AUTHORITY
-------------------------   ----------    --------------   ------------------
Pamela W. McCann.........   14,035,242          0                135,036
Dr. Thomas W. Murnane....   14,042,565          0                127,713

2. ELECTION OF DIRECTORS (CAPITAL SHARES VOTING ONLY)

         NOMINEE            VOTES FOR     VOTES AGAINST    WITHHELD AUTHORITY
-------------------------   ----------    --------------   ------------------
Eugene D. Brody..........   11,656,038          0                128,593
George Loft..............   11,644,188          0                140,433

3. ELECTION OF DIRECTORS (INCOME/CAPITAL SHARES VOTING)

         NOMINEE            VOTES FOR     VOTES AGAINST    WITHHELD AUTHORITY
-------------------------   ----------    --------------   ------------------
Joseph M. La Motta.......   25,702,242          0                252,667
George D. Langdon, Jr....   25,703,492          0                251,417
Lawrence Sherman.........   25,700,492          0                254,417

4. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE
FUND

                            VOTES FOR     VOTES AGAINST     VOTES ABSTAINED
                            ----------    --------------   ------------------
                            25,615,981       109,117             229,811

     The following table provides information concerning the Directors of the
Fund:

                 DIRECTOR                       TERM EXPIRATION
-------------------------------------------   -------------------
Joseph M. La Motta (1).....................   1996 Annual Meeting
Eugene D. Brody (2)........................   1996 Annual Meeting
George D. Langdon, Jr. (1).................   1996 Annual Meeting
George Loft (2)............................   1996 Annual Meeting
Pamela W. McCann (3).......................   1996 Annual Meeting

Dr. Thomas W. Murnane (3)..................   1996 Annual Meeting
Lawrence Sherman (1).......................   1996 Annual Meeting

------------------
Key:
(1) Director for both Income and Capital Shares
(2) Director for Capital Shares
(3) Director for Income Shares

QUEST FOR
VALUE
DUAL PURPOSE
FUND, INC.

DIRECTORS AND OFFICERS

Joseph M. La Motta                Director, President (1)
Eugene D. Brody                   Director (2)
George D. Langdon, Jr.            Director (1)
George Loft                       Director (2)
Pamela W. McCann                  Director (3)
Dr. Thomas W. Murnane             Director (3)
Lawrence Sherman                  Director (1)
Jeffrey C. Whittington            Vice President
Bernard H. Garil                  Vice President
Sheldon Siegel                    Treasurer
Thomas E. Duggan                  Secretary
Leslie Klein                      Assistant Treasurer
Deborah Kaback                    Assistant Secretary

INVESTMENT ADVISER

OpCap Advisors
One World Financial Center
New York, NY 10281

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

BostonEquiServe L.P.
P.O. Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of Americas
New York, NY 10036

KEY:

(1) Director for both Capital and Income Shares
(2) Director for Capital Shares
(3) Director for Income Shares

This report, including the financial information herein, is transmitted to the shareholders of Quest for Value Dual Purpose Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


QUEST FOR VALUE
DUAL PURPOSE
FUND, INC.

ANNUAL REPORT

DECEMBER 31, 1995


MANAGED BY
OPCAP ADVISORS